     As filed with the Securities and Exchange Commission on September 29, 2000
                                               Registration No. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                               DIGITAL RIVER, INC.
             (Exact name of registrant as specified in its charter)

                              --------------------

              DELAWARE                            41-1901640
      (State of Incorporation)       (I.R.S. Employer Identification No.)

                        9625 WEST 76TH STREET, SUITE 150
                          EDEN PRAIRIE, MINNESOTA 55344
                                 (952) 253-1234
                    (Address of principal executive offices)

                       1999 NON-OFFICER STOCK OPTION PLAN
                            (Full title of the plan)

                                 JOEL A. RONNING
                             CHIEF EXECUTIVE OFFICER
                        9625 WEST 76TH STREET, SUITE 150
                          EDEN PRAIRIE, MINNESOTA 55344
                                 (952) 253-1234
       (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              --------------------

                                   Copies to:

                            MICHAEL J. SULLIVAN, ESQ.
                            VIRGINIA C. EDWARDS, ESQ.
                               COOLEY GODWARD LLP
                         ONE MARITIME PLAZA, 20TH FLOOR
                             SAN FRANCISCO, CA 94111
                                 (415) 693-2000

                              --------------------


================================================================================

                         CALCULATION OF REGISTRATION FEE


------------------------- ------------------------ ---------------------- ---------------------- ---------------------
                                                     PROPOSED MAXIMUM       PROPOSED MAXIMUM
  TITLE OF SECURITIES                                    OFFERING               AGGREGATE             AMOUNT OF
    TO BE REGISTERED      AMOUNT TO BE REGISTERED   PRICE PER SHARE (1)    OFFERING PRICE (1)      REGISTRATION FEE
------------------------- ------------------------ ---------------------- ---------------------- ---------------------

   Stock Options and
Common Stock (par value
         $.01)               1,700,000 shares        $5.5625 - $6.375        $10,079,307.50           $2,660.94
------------------------- ------------------------ ---------------------- ---------------------- ---------------------

===============================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h)(1) under the Securities Act of 1933, as amended (the "Act"). The offering price per share and the aggregate offering price are based upon (a) the weighted average exercise price for shares subject to outstanding options granted under the 1999 Non-Officer Stock Option Plan, as amended (the "Plan") in accordance with Rule 457 (h) under the Act and (b) the average of the high and low prices of the Registrant's Common Stock as reported on the Nasdaq National Market on September 28, 2000, in accordance with Rule 457 (c) under the Act, for shares issuable pursuant to the Plan, in accordance with Rule 457(c) of the Act. The following chart illustrates the calculation of the registration fee:

===============================================================================

Details relating to the calculations of the registration fee:



-------------------------------------------------- --------------------- ---------------------- --------------------
                                                        NUMBER OF          OFFERING PRICE PER    AGGREGATE OFFERING
                 TYPE OF SHARES                          SHARES                 SHARE                 PRICE
-------------------------------------------------- --------------------- ---------------------- --------------------


Shares issuable pursuant to outstanding options          766,840             $6.375 (1)(a)            $4,888,605.00
under the 1999 Non-Officer Stock Option Plan
-------------------------------------------------- --------------------- ---------------------- --------------------
Shares issuable pursuant to unissued stock               933,160            $5.5625 (1)(b)            $5,190,702.50
options under the 1999 Non-Officer Stock Option
Plan
-------------------------------------------------- --------------------- ---------------------- --------------------
Proposed Maximum Aggregate Offering Price                                                            $10,079,307.50
-------------------------------------------------- --------------------- ---------------------- --------------------
Registration Fee
                                                                                                          $2,660.94
-------------------------------------------------- --------------------- ---------------------- --------------------


                    INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-36680

         The contents of Registration Statement on Form S-8 No. 333-36680 filed with the Securities and Exchange Commission on May 10, 2000 are incorporated by reference herein with such modifications as are set forth below.

                                    EXHIBITS


EXHIBIT
NUMBER


     5.1           Opinion of Cooley Godward LLP

    23.1           Consent of Arthur Andersen LLP, Independent Public Accountants

    23.2           Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
                   Registration Statement 24 Power of Attorney is contained on the signature pages

    99.1*          1999 Non-Officer Stock Option Plan

    99.2*          Form of Stock Option Agreement and Grant Notice used in connection with the 1999 Non-Officer
                   Stock Option Plan

    * Incorporated by reference to the contents of Registration Statement on Form S-8 No. 333-36680 filed with the Securities and Exchange Commission on May 10, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eden Prairie, State of Minnesota, on September 22, 2000.

                               DIGITAL RIVER, INC.

                               By /s/ JOEL A. RONNING
                                 -------------------------------
                                 Joel A. Ronning
                                 Title: Chief Executive Officer and Director


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joel A. Ronning and Robert E. Strawman and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                                                 TITLE                                       DATE


     /s/ JOEL A. RONNING                                  Chief Executive Officer and Director        September  22, 2000
--------------------------------------------              (Principal Executive Officer)
     Joel A. Ronning

     /s/ ROBERT E. STRAWMAN                               Chief Financial Officer and Treasurer       September 22, 2000
--------------------------------------------              (Principal Financial Officer and
     Robert E. Strawman                                   Accounting Officer)




                                                                     Page 4 of 8




     /s/ TIMOTHY C. CHOATE                                Director                                    September  21, 2000
--------------------------------------------
     Timothy C. Choate

     /s/ WILLIAM LANSING                                  Director                                    September  21, 2000
--------------------------------------------
     William Lansing

                                                          Director                                    September  __, 2000
--------------------------------------------
     Thomas F. Madison

                                                          Director                                    September __, 2000

--------------------------------------------
        Frederick M. Seegal

     /s/ CHRISTOPHER J. SHARPLES                          Director                                    September  27, 2000
--------------------------------------------
     Christopher J. Sharples

     /s/ PERRY W. STEINER                                 Director                                    September  22, 2000
--------------------------------------------
     Perry W. Steiner

     /s/ J. PAUL THORIN                                   Director                                    September  22, 2000
--------------------------------------------
     J. Paul Thorin


                                  EXHIBIT INDEX



   EXHIBIT                                                                                       SEQUENTIAL PAGE
    NUMBER                                       DESCRIPTION                                         NUMBERS


      5.1        Opinion of Cooley Godward LLP                                                           7

     23.1        Consent of Arthur Andersen LLP                                                          8

     23.2        Consent  of  Cooley   Godward  LLP  is   contained  in  Exhibit 5.1  to  this           7
                 Registration Statement

     24          Power of Attorney is contained on the signature pages                                   4

     99.1*       1999 Non-Officer Stock Option Plan

     99.2*       Form of Stock Option  Agreement  and Grant Notice used in  connection  with the 1999 Non-Officer Stock Option Plan



   * Incorporated by reference to the contents of Registration  Statement on
     Form S-8 No. 333-36680 filed with    the Securities and Exchange Commission
     on May 10, 2000.

                                                                     Page 6 of 8